Prospectus Supplement	December 31, 2019

Putnam Focused Equity Fund
Prospectuses dated December 30, 2019

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Focused Equity Fund (“Focused Equity Fund”), has recommended, and the Focused Equity Fund’s Board of Trustees has approved, the proposed mergers of Putnam Capital Spectrum Fund (“Capital Spectrum Fund”) and Putnam Equity Spectrum Fund (“Equity Spectrum Fund”) with and into Focused Equity Fund. Putnam Management and the fund’s Board of Trustees believe that the proposed mergers are in the best interests of Focused Equity Fund and its shareholders.

Completion of each proposed merger is subject to a number of conditions, including approval of the respective merger by shareholders of Capital Spectrum Fund and the shareholders of Equity Spectrum Fund. Special meetings of shareholders of Capital Spectrum Fund and Equity Spectrum Fund are currently scheduled for April 21, 2020, although the shareholder meetings may be adjourned to a later date. Neither proposed merger is contingent upon the other. Effective upon completion of one or both of the proposed mergers, Putnam Management anticipates that Jacquelyne Cavanaugh (the current portfolio manager of Capital Spectrum Fund and Equity Spectrum Fund) and Walter Scully (a portfolio manager of certain other Putnam funds) will become portfolio managers of Focused Equity Fund to serve with Daniel Schiff, Focused Equity Fund’s current portfolio manager.

Approval of the proposed mergers by Focused Equity Fund shareholders is not required, and no proxy is being requested from shareholders of Focused Equity Fund in connection with the proposed mergers.

Shareholders should retain this Supplement for future reference.

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